===============================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          Date of Report June 25, 1999
                       (Date of earliest event reported)


                          BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

               Delaware                               000-22433                            75-2692967
     (State or other jurisdiction                    (Commission                        (I.R.S. Employer
   of incorporation or organization)                File Number)                     Identification Number)


                           6300 Bridge Point Parkway
                               Bldg. 2, Suite 500
                              Austin, Texas 78730
                    (Address of principal executive offices)


       Registrant's telephone number, including area code (512) 427-3300





===============================================================================

ITEM 2.  DISPOSITION OF ASSETS

         On June 25, 1999, Brigham Exploration Company (the "Company") closed the sale of its entire interest in certain producing and non-producing natural gas and oil properties located in its Anadarko Basin province to Ward-Chitwood Energy B, L.L.C. for a sales price of $16.6 million and to Chesapeake Mid-Continent Corp. for a sales price of $500,000. The Company received a net combined total of $16.9 million after adjustment for transaction costs. Net proceeds have been used for repayment of a portion of the Company's notes payable.


ITEM 7.  PRO FORMA FINANCIAL INFORMATION

              Unaudited Pro Forma Condensed Consolidated Financial Statements of Brigham Exploration Company


                                                                           Page
                                                                           ----
                  Pro Forma Financial Information........................    3

                  Unaudited Pro Forma Condensed Consolidated Balance
                            Sheet as of March 31, 1999...................    4

                  Unaudited Pro Forma Condensed Consolidated Statement
                           of Operations for the Three Months Ended
                           March 31, 1999................................    5

                  Unaudited Pro Forma Condensed Consolidated Statement
                           of Operations for the Year Ended
                           December 31, 1998.............................    6

                  Notes to Unaudited Pro Forma Condensed Consolidated
                           Financial Statements.........................     7

                          BRIGHAM EXPLORATION COMPANY

                        PRO FORMA FINANCIAL INFORMATION

         The accompanying unaudited pro forma financial statements are presented to reflect the divestiture by Brigham Exploration Company (the"Company") of its entire interest in certain producing and non-producing natural gas and oil properties in the Company's Anadarko Basin province (the "Divestiture"). The Divesture closed on June 25, 1999, and was effective June 1, 1999.

         The unaudited pro forma balance sheet has been prepared to give effect to the Divestiture described above as if the transaction occurred on March 31, 1999. The accompanying unaudited pro forma statements of operations for the three months ended March 31, 1999 and the year ended December 31, 1998 have been prepared to give effect to the Divestiture as if the transaction occurred on January 1, 1998.

         The unaudited pro forma financial statements of the Company are not necessarily indicative of the results for the periods presented had these transactions taken place on the dates indicated. In addition, future results may vary significantly from the results reflected in the accompanying unaudited pro forma financial statements because of normal production declines, changes in product prices, and the success of future exploration and development activities, among other factors. The unaudited pro forma financial statements should be read in conjunction with the Company's historical consolidated financial statements and notes thereto as of and for the period ended December 31, 1998 as included on the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, and the Company's historical financial statements and notes thereto as of and for the quarterly period ended March 31, 1999 as filed with the Securities and Exchange Commission.

                          BRIGHAM EXPLORATION COMPANY

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                                 MARCH 31, 1999
                                 (in thousands)

                                                                            Pro Forma
                                                            Historical     Adjustments   Pro Forma
                                                            -----------   ------------- -----------
                                     ASSETS
Current assets:
     Cash and cash equivalents                               $   7,018    $          --       $   7,018
     Accounts receivable                                         4,599               --           4,599
     Prepaid expenses                                              257               --             257
                                                             ---------    -------------       ---------
        Total current assets                                    11,874               --          11,874
                                                             ---------    -------------       ---------

Natural gas and oil properties, at cost, net                   133,283          (16,850)(a)     116,433
Other property and equipment, at cost, net                       1,953               --           1,953
Drilling advances paid                                             310               --             310
Deferred loan fees                                               3,632               --           3,632
Other noncurrent assets                                            181               --             181
                                                             ---------    -------------       ---------
                                                             $ 151,233    $     (16,850)      $ 134,383
                                                             =========    =============       =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                        $  19,660    $          --       $  19,660
     Accrued drilling costs                                      2,012               --           2,012
     Participant advances received                                 661               --             661
     Other current liabilities                                   1,505               --           1,505
                                                             ---------    -------------       ---------
        Total current liabilities                               23,838               --          23,838
                                                             ---------    -------------       ---------

Notes payable                                                   59,000          (16,850)(b)      42,150
Senior subordinated notes, net                                  36,699               --          36,699
Other noncurrent liabilities                                     5,573               --           5,573

Stockholders' equity:
     Preferred stock, $.01 par value, 10 million shares
        authorized, none issued and outstanding                     --               --              --
     Common stock, $.01 par value, 30 million shares
        authorized, 14,309,071 issued and outstanding              143               --             143
        at March 31, 1999
     Additional paid-in capital                                 62,817               --          62,817
     Unearned stock compensation                                  (768)              --            (768)
     Accumulated deficit                                       (36,069)              --         (36,069)
                                                             ---------    -------------       ---------
        Total stockholders' equity                              26,123               --          26,123
                                                             ---------    -------------       ---------
                                                             $ 151,233    $     (16,850)      $ 134,383
                                                             =========    =============       =========


       The accompanying notes are an integral part of these statements.

                          BRIGHAM EXPLORATION COMPANY

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999
                     (in thousands, except per share data)

                                                                 Pro Forma
                                                   Historical   Adjustments     Pro Forma
                                                   ----------   ------------    ----------
Revenues:
     Natural gas and oil sales                     $  3,191      $   (437)(c)   $  2,754
     Workstation revenue                                 90            --             90
                                                   --------      --------       --------
                                                      3,281          (437)         2,844
                                                   --------      --------       --------
Costs and expenses:
     Lease operating                                    535           (50)(c)        485
     Production taxes                                   169           (24)(c)        145
     General and administrative                         918            --            918
     Depletion of natural gas and oil properties      1,350          (186)(d)      1,164
     Depreciation and amortization                      127            --            127
     Amortization of stock compensation                  58            --             58
                                                   --------      --------       --------
                                                      3,157          (260)         2,897
                                                   --------      --------       --------
        Operating income (loss)                         124          (177)           (53)
                                                   --------      --------       --------

Other income (expense):
     Interest income                                     24            --             24
     Interest expense                                (2,817)          320(e)      (2,497)
                                                   --------      --------       --------
                                                     (2,793)          320         (2,473)
                                                   --------      --------       --------

Net loss before income taxes                         (2,669)          143         (2,526)
Income tax benefit                                       --            --             --
                                                   --------      --------       --------
     Net loss                                      $ (2,669)     $    143       $ (2,526)
                                                   ========      ========       ========

Net loss per share:
     Basic / Diluted                               $  (0.20)                    $  (0.19)

Weighted average common shares outstanding:
     Basic / Diluted                                 13,317                       13,317


       The accompanying notes are an integral part of these statements.

                          BRIGHAM EXPLORATION COMPANY

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998
                     (in thousands, except per share data)

                                                                                  Pro Forma
                                                                    Historical    Adjustments     Pro Forma
                                                                    ----------    -----------    ----------
Revenues:
     Natural gas and oil sales                                       $ 13,799      $ (2,023)(f)  $ 11,776
     Workstation revenue                                                  390            --           390
                                                                     --------      --------      --------
                                                                       14,189        (2,023)       12,166
                                                                     --------      --------      --------
Costs and expenses:
     Lease operating                                                    2,172          (219)(f)     1,953
     Production taxes                                                     850          (146)(f)       704
     General and administrative                                         4,672            --         4,672
     Depletion of natural gas and oil properties                        8,410          (581)(g)     7,829
     Depreciation and amortization                                        413            --           413
     Capitalized ceiling impairment                                    24,847         3,803 (h)    28,650
     Amortization of stock compensation                                   372            --           372
                                                                     --------      --------      --------
                                                                       41,736         2,857        44,593
                                                                     --------      --------      --------
       Operating loss                                                 (27,547)       (4,880)      (32,427)
                                                                     --------      --------      --------

Other income (expense):
     Interest income                                                      136            --           136
     Interest expense                                                  (7,120)        1,397 (i)    (5,723)
                                                                     --------      --------      --------
                                                                       (6,984)        1,397        (5,587)
                                                                     --------      --------      --------

Net loss before income taxes                                          (34,531)       (3,483)      (38,014)

Income tax benefit                                                      1,186            --         1,186
                                                                     --------      --------      --------
     Net loss                                                        $(33,345)     $ (3,483)     $(36,828)
                                                                     ========      ========      ========

Net loss per share:
     Basic/Diluted                                                   $  (2.64)                   $  (2.92)

Common shares outstanding:
     Basic/Diluted                                                     12,626                      12,626


       The accompanying notes are an integral part of these statements.

                          BRIGHAM EXPLORATION COMPANY

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

1.     SUMMARY OF TRANSACTION

       The accompanying unaudited pro forma financial statements are presented to reflect the Divestiture by the Company of its entire interest in certain producing and non-producing natural gas and oil properties in the Company's Anadarko Basin province. The Divestiture closed on June 25, 1999, and was effective June 1, 1999. The Company received a net combined total of $16.9 million after adjustment for transaction costs to the combined total sales price of $17.1 million. Net proceeds from the sale have been used for repayment of a portion of the Company's notes payable.

2.     BASIS OF PRESENTATION

       The accompanying unaudited pro forma balance sheet has been prepared to give effect to the Divestiture described above as if the transaction occurred on March 31, 1999. The accompanying unaudited pro forma statements of operations for the three months ended March 31, 1999 and the year ended December 31, 1998 have been prepared to give effect to the Divestiture as if the transaction occurred on January 1, 1998.

3.     PRO FORMA ADJUSTMENTS

       The unaudited pro forma financial statements reflect the following pro forma adjustments related to the Divestiture:

       (a) Proceeds from the Divestiture are credited to natural gas and oil properties.

       (b) Decrease in notes payable resulting from repayment with proceeds from the Divestiture.

       (c) Elimination of natural gas and oil sales revenues, lease operating expenses and production taxes attributable to the properties sold in the Divestiture for the three months ended March 31, 1999.

       (d) Adjustment to depletion of natural gas and oil properties resulting from recognition of proceeds from the Divestiture and elimination of production and reserves attributable to the properties sold in the Divestiture for the three months ended March 31, 1999.

       (e) Reduction of interest expense due to assumed repayment of the Company's notes payable with proceeds from the Divestiture for the three months ended March 31, 1999.

       (f) Elimination of natural gas and oil sales revenues, lease operating expenses and production taxes attributable to the properties sold in the Divestiture for the year ended December 31, 1998.

       (g) Adjustment to depletion of natural gas and oil properties resulting from recognition of proceeds from the Divestiture and elimination of production and reserves attributable to the properties sold in the Divestiture for the year ended December 31, 1998.

       (h) Adjustment to the capitalized ceiling impairment for the elimination of costs and reserves attributable to the Divestiture.

       (i) Reduction of interest expense due to assumed repayment of the Company's notes payable with proceeds from the Divestiture for the year ended December 31, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized, in the City of Austin, State of Texas, on the 9th day of June, 1999.

                                       BRIGHAM EXPLORATION COMPANY


                                       By:  /s/ Ben M. Brigham
                                            ----------------------------------
                                            Ben M. Brigham
                                            President , Chief Executive Officer
                                              and Chairman of the Board



                                       By:  /s/ Craig M. Fleming
                                            ----------------------------------
                                            Craig M. Fleming
                                            Chief Financial Officer